Earnings per Share	3 Months Ended
Mar. 31, 2017
Earnings per Share disclosure
Earnings per Share disclosure [Text Block]

9.                       EARNINGS PER SHARE

The following is a reconciliation of the income and share data used in the basic and diluted earnings per share computations for the periods presented:

	Three Months Ended March 31,
(in millions, except per share amounts)	2017	2016

Basic and Diluted
Net income, as reported	$617	$691
Participating share-based awards — allocated income	(4)	(5)

Net income available to common shareholders — basic and diluted	$613	$686

Common Shares
Basic
Weighted average shares outstanding	279.7	294.2

Diluted
Weighted average shares outstanding	279.7	294.2
Weighted average effects of dilutive securities — stock options and performance shares	2.7	3.7

Total	282.4	297.9

Net Income per Common Share
Basic	$2.19	$2.33

Diluted	$2.17	$2.30